Click to edit Master title style JMP Securities Conference June 23, 2015 Exhibit 99.1

Click to edit Master title style 2 Forward Looking Statements This presentation contains forward - looking statements about Lipocine Inc. (the “Company”). These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statements relate to the Company’s product candidates, clinical and regulatory processes and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may differ materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials, the potential advantages of the Company’s product candidates and the Company’s capital needs. Among other things, the projected commencement and completion of the Company’s clinical trials may be affected by difficulties or delays. In addition, the Company’s results may be affected by its ability to manage its financial resources, difficulties or delays in developing manufacturing processes for its product candidates, preclinical and toxicology testing and regulatory developments. Delays in clinical programs, whether caused by competitive developments, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affect the Company’s financial position and prospects. Prior clinical trial program designs and results are not necessarily predictive of future clinical trial designs or results. If the Company’s product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. The Company may not be able to enter into any strategic partnership agreements. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, the timing and outcomes of clinical trials, competitive developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs. The Company is at an early stage of development and may not ever have any products that generate significant revenue. The forward - looking statements contained in this presentation are further qualified by the detailed discussion of risks and uncertainties set forth in the documents filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www.lipocine.com or on the SEC website at www.sec.gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations.

Click to edit Master title style ▪ Focused on innovative products for men’s and women’s health 3 Lipocine Inc. (LPCN) – Corporate Highlights “Transformative“ Oral Testosterone Franchise First Oral Alternative for the Prevention of Pre - Term Birth PRODUCT (Indication) RESEARCH / PRECLINICAL PHASE 1 PHASE 2 PHASE 3 UNDER REVIEW MEN'S HEALTH LPCN 1021 (Oral Testosterone Replacement Therapy ) LPCN 1111 (Next Generation Oral T) WOMEN'S HEALTH LPCN 1107 (Prevention of preterm birth)

Click to edit Master title style Lipocine Investment Thesis ▪ First oral testosterone replacement option on schedule for 2015 NDA submission targeting ~ $2.0 Billion TRT market ▪ First orphan designated oral alternative for the prevention of preterm birth that avoids painful injections of the only FDA approved i ntra muscular drug ▪ Strong Balance Sheet • Over $50M in Cash – Sufficient to last through LPCN 1021 anticipated PDUFA date • No Debt 4

Click to edit Master title style ▪ Unequivocal efficacy established in pivotal P hase 3 clinical study • Met FDA primary efficacy endpoint targets in safety set ▪ Successfully completed Pre - NDA meeting • No additional studies required for filing ▪ Completed the 52 week safety extension arm • Top line results expected in June 2015 • No drug related or cardiac related SAEs ▪ Successful food effect study completed • Consistent and predictable T levels not sensitive to meal fat levels LPCN 1021 (First Oral TRT Option) – “On Schedule For 2015 NDA Submission” 5

Click to edit Master title style ▪ Issues with current TRT options • Topicals x Transference issue, black box warning x Poor compliance: 86% discontinue by 12 months 1 • Invasives ( injectables , pellets) x Excessive androgenic levels x Potential pulmonary embolism x Injection site reaction/scarring ▪ Native testosterone has poor oral bioavailability with a very short half life ~30 min • Multiple daily doses would be required to obtain effective levels ▪ Methyl testosterone is known to have liver toxicity • Unsafe for c hronic use LPCN 1021 (First Oral TRT Option) – “Existing Testosterone Treatments O ptions A re Inadequate” 6 1 Journal of Sexual Medicine 2013

Click to edit Master title style ▪ US market ~ $2 B in 2014 1 ▪ US market ~ 6.5M TRx in 2014 2 • Topicals dominate the market (~86% 2 of $ sales in 2014) ▪ US market estimated ~ 6.0M TRx in 2015 • To date, minimal TRx impact of FDA TRT label change • 2015 – monthly TRx stable around 500,000/month ▪ Oral T expected to expand market ▪ International TRT markets growing 7 Testosterone Replacement Therapy Market : “Large Market Opportunity” 1 Endo Pharmaceuticals 2014 Annual Report 2 IMS Data

Click to edit Master title style ▪ Novel product based on unique technology primarily directed at lymphatic delivery of Testosterone Undecanoate (TU), an ester of testosterone ▪ Liver safe oral testosterone (T) ▪ Maintains effective T blood levels in eugonadal range when dosed twice daily 8 LPCN 1021 (First Oral TRT Option): “What Is LPCN 1021?”

Click to edit Master title style ▪ Unequivocal efficacy results ▪ Patient and payer friendly dosing regimen ▪ T levels not sensitive to meal fat variations ▪ Consistent intra - day and inter - day performance ▪ No drug or cardiac related SAEs reported upon 52 week exposure • No reports of stroke, myocardial infarction or deep vein thrombosis LPCN 1021 (First Oral TRT Option): “Compelling Clinical Profile” 9

Click to edit Master title style 10 LPCN 1021 (First Oral TRT Option): “Unequivocal Efficacy in Phase 3” Measure FDA Targets Efficacy Population* 1 Full Analysis Set #1 Number of subjects 152 192 % subjects with C avg w ithin normal range ≥75% 88.2% 87.5% 95 % CI lower bound ≥ 65% 81.9% 82.0% x LPCN 1021 met both the primary endpoint targets x C avg and overall variability comparable or better than marketed products Parameter Mean (CV) Mean (CV) C avg ( ng / dL ) 447 (37%) 479 (41%) * Subjects randomized into the study with at least one PK profile and no significant protocol deviations # Subjects randomized into the study with at least one post - baseline efficacy variable response 1 Missing data imputed by LOCF

Click to edit Master title style 11 LPCN 1021 (First Oral TRT Option): “Friendly Dosing Regimen” Dataset: Efficacy population, N=152 Parameter % of subjects % subjects requiring no more than one dose change (either after week 3 or week 7) 85% % subjects requiring two dose changes (both after week 3 and 7) 15% x Vast majority of subjects reached final dose with no more than one titration

Click to edit Master title style 12 LPCN 1021 (First Oral TRT Option): “ T levels not sensitive to meal fat variations” Mean SD Total Testosterone Concentration Under Fed Conditions 0 500 1000 1500 2000 2500 0 4 8 12 16 20 24 Mean (+SD) Serum T Concentration (ng/dL) Time (hr) Low Fat Standard Fat High Fat 1 Low Fat = 15% total calories derived from fat content in the meal; Standard Fat = 30% total calories derived from fat content in the meal consistent with Phase 3 recommended meal; High Fat = 50% total calories derived from fat content in the meal. x Consistent and predictable therapeutic levels of testosterone when administered with a meal x No significant sensitivity to meal fat content

Click to edit Master title style 13 LPCN 1021 (First Oral TRT Option): “A Safer Route of Administration” X Transfer potential to children, partner and pets X No freedom to use around pregnant loved ones X Skin irritation potential X Pulmonary embolism potential X Scarring/injection site reactions X Risk of infection X Not flexible for dose reversals x No risk of transference x No excessive androgenic levels x Not prone to liver toxicity Topicals Invasives LPCN 1021 P19

Click to edit Master title style 14 LPCN 1021 (First Oral TRT Option): “Life Uninterrupted with Oral T” x Discrete x No waiting • Prior to dressing • In doctor’s office x Suitable for “on the go” use x No shower/swim restrictions x No mess/clean up x Non - invasive Improved Compliance Convenience Enhanced Efficacy Higher Retention Rates

Click to edit Master title style 15 LPCN 1021 (First Oral TRT Option): “Improved Compliance” ▪ Survey of 28 leading endocrinologists and urologists about oral testosterone compliance 1 • In your opinion, will oral testosterone improve patient compliance compared to existing options? 94% 0% 6% Yes No Not Sure 1 Lipocine Survey 2014

Click to edit Master title style ▪ Novel prodrug of testosterone for oral delivery through proprietary drug delivery technology ▪ Once daily is expected to improve and sustain market share or oral T franchise ▪ Once daily feasibility established • Positive Phase 2a study results in hypogonadal men x Single daily oral dose provides T levels in the eugonadal range x No subject exceeded peak T levels of 1500 ng/ dL ▪ Initiating Phase 2b PK dose finding study – 4Q 2015 16 LPCN 1111 (Next Generation Oral TRT Option) – “Once Daily”

Click to edit Master title style ▪ 11.7% of all US pregnancies 2 result in PTB (< 37 weeks) - a leading cause of neonatal mortality and morbidity 3 ▪ ~10x more first year medical costs are for PTB infants than for full term infants 4 ▪ ≥ $26 billion economic impact: 4 $1 billion market opportunity 5 17 Preterm Birth (PTB) Represents a Significant Unmet Medical Need 1 Pediatric Research (2006) 60, 775 – 776 2 CDC (2010) 3 J . Maternal - Fetal and Neonatal Medicine, Dec. 2006, 19(12), 773 – 782 4 Institute of Medicine of the National Academies. Jul.2006 5 AMAG Pharmaceuticals presentation 09/29/2014 One preterm infant per minute in the U.S. 1

Click to edit Master title style ▪ The only FDA approved product for the prevention of PTB is an injectable hydroxyprogesterone caproate (HPC) ▪ Issues with the injectable HPC: • Weekly injection in doctor’s office or home • Injection site pain (35%), swelling (17%) • LPCN 1107: An oral HPC alternative • Non - invasive x No injection site reactions x No potential for pulmonary embolism • Self - administered • Life - style friendly x Reduced travel burden LPCN 1107 (First Oral PTB Candidate): “Addresses Unmet Need” 18

Click to edit Master title style 19 LPCN 1107 (First Oral PTB Candidate): “Status” ▪ Potential to be the first oral standard - of care therapy • Elimination of 18 - 22 injections ▪ Orphan drug designation • A major contribution to patient care ▪ Oral feasibility established • Successful Phase 1 studies in healthy non - pregnant women and pregnant women ▪ Development path identified • Successfully completed a Type C meeting with the FDA • Expect to initiate a PK dose finding study in Q4 2015 or 1Q 2016

Click to edit Master title style Compelling Value Proposition: “Several Near Term Value Drivers” 20 1Q 2015 2Q 2015 3 Q 2015 4 Q 2015 4 Q 2016 LPCN 1021: 1 Year Safety Data LPCN 1107: Initiate PK Dose Finding Study LPCN 1021: File NDA LPCN 1111: Initiate Phase 2b Study 2Q 2016 3 Q 2016 1Q 2016 LPCN 1021: Expected FDA PDUFA

Click to edit Master title style 21 Lipocine is a Compelling Value Proposition Stock Exchange NASDAQ Capital Markets Ticker Symbol LPCN Closing Stock Price (6/19/15) $8.00/share Market Capitalization (6/19/15) $140.0 million Fully Diluted Shares Outstanding (6/19/15) 19,716,586 Cash Balance (3/31/14)* $24.8 million (raised add’l $32.5M in April 2015) Debt None

Click to edit Master title style Lipocine Investment Thesis ▪ First oral testosterone replacement option on schedule for 2015 NDA submission targeting ~ $2.0 Billion TRT market ▪ First orphan designated oral alternative for the prevention of preterm birth that avoids painful injections of the only FDA approved i ntra muscular drug ▪ Strong Balance Sheet • Over $50M in Cash – Sufficient to last through LPCN 1021 anticipated PDUFA date • No Debt 22